UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 3, 2011

Date of Report (Date of Earliest Event Reported)
Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)
(706) 649-2267

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 3, 2011, the Board of Directors of Total System Services, Inc. (“Registrant”) approved an increase in the number of shares that may be repurchased under its current share repurchase plan from up to 10 million shares to up to 15 million shares of Registrant common stock, as more fully described in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Registrant’s press release dated May 3, 2011

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“Registrant”)
Dated: May 3, 2011	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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